ASSET-BACKED FINANCING FACILITY
Advanta Bank Corp.
Monthly Servicer Certificate

Collection Period:                                April 1, 2000 - April 30, 2000

Settlement Date:                                             15-May-00

A.   SERIES INFORMATION:

     Advanta Equipment Leasing Receivables Series 2000-1 LLC
     Series 2000-1


I.   AGGREGATE CONTRACT PRINCIPAL BALANCE:

     (a.)   Beginning Aggregate Contract Principal Balance ...................................................   $ 456,352,217.58
                                                                                                                 ----------------
     (b.)   Contract Principal Balance of all Collections allocable to Contracts .............................   $  15,920,356.85
                                                                                                                 ----------------
     (c.)   Contract Principal Balance of Charged-Off Contracts ..............................................   $   1,051,915.20
                                                                                                                 ----------------
     (d.)   Ending Aggregate Contract Principal Balance of all Contracts as of this
              Settlement Date ................................................................................   $ 439,379,945.53
                                                                                                                 ----------------


            BALANCES ON THIS PAYMENT DATE: (AFTER PRINCIPAL PAYMENTS MADE FOR THIS
              RELATED COLLECTION PERIOD)
     (e.)   Class A Principal Balance as of this
            Settlement Date (Class A Note Factor)       0.9335638                                                $ 307,307,725.99
                                                        ---------                                                ----------------
     (e1.)  Ending Class A-1 Principal Balance          0.8793652                          $ 159,415,725.99
                                                        ---------                          ----------------
     (e2.)  Ending Class A-2 Principal Balance          1.0000000                          $  63,269,000.00
                                                        ---------                          ----------------
     (e3.)  Ending Class A-3 Principal Balance          1.0000000                          $  84,623,000.00
                                                        ---------                          ----------------
     (f.)   Ending Class B Principal Balance as of this
            Settlement Date (Class B Note Factor)       0.9335638                                                $  26,340,502.23
                                                        ---------                                                ----------------
     (g.)   Ending Class C Principal Balance as of this
            Settlement Date (Class C Note Factor)       0.9335638                                                $  17,560,334.89
                                                        ---------                                                ----------------
     (h.)   Ending Class D Principal Balance as of this
            Settlement Date (Class D Note Factor)       0.9335638                                                $   8,780,167.45
                                                        ---------                                                ----------------
     (i.)   Ending Class E Principal Balance as of this
            Settlement Date (Class E Note Factor)       0.9343470                                                $  21,968,365.88
                                                        ---------                                                ----------------
     (j.)   Ending Class F Principal Balance as of this
            Settlement Date (Class F Note Factor)       0.9343470                                                $  57,120,849.07
                                                        ---------                                                ----------------



II.  COMPLIANCE RATIOS:

     (a.)   Aggregate Contract Balance Remaining ("CBR") of all Contracts ....................................   $ 514,900,139.02
                                                                                                                 ----------------

     (b.)   CBR of Contracts 1 - 30 days delinquent ..........................................................   $  57,225,674.29
                                                                                                                 ----------------
     (c.)    % of Delinquent Contracts 1- 30 days as of the related Calculation Date .........................              11.11%
                                                                                                                 ----------------

     (d.)   CBR of Contracts 31 - 60 days delinquent .........................................................   $  27,016,615.78
                                                                                                                 ----------------
     (e.)    % of Delinquent Contracts 31- 60 days as of the related Calculation Date ........................               5.25%
                                                                                                                 ----------------

     (f.)   CBR of Contracts 61 - 90 days delinquent .........................................................   $  11,750,038.19
                                                                                                                 ----------------
     (g.)    % of Delinquent Contracts 61- 90 days as of the related Calculation Date ........................               2.28%
                                                                                                                 ----------------

     (h.)   CBR of Contracts 91 - 120 days delinquent ........................................................   $   6,489,729.33
                                                                                                                 ----------------
     (i.)    % of Delinquent Contracts 91- 120 days as of the related Calculation Date .......................               1.26%
                                                                                                                 ----------------

     (j1.)  % of Delinquent Contracts 31 days or more as of the related Calculation Date .....................               8.79%
                                                                                                                 ----------------
     (j2.)  Month 2:                  Mar-00 (1) .............................................................               7.18%
                                                                                                                 ----------------
     (j3.)  Month 3: .........................................................................................          N/A
                                                                                                                 ----------------
     (j4.)  Three month rolling average % of Delinquent Contracts 31 days or more ............................          N/A
                                                                                                                 ----------------
     (k1.)  Net Charge-Off % for the related Collection Period (annualized 30/360) ...........................               2.57%
                                                                                                                 ----------------
     (k2.)  Month 2:                  Mar-00 .................................................................               0.26%
                                                                                                                 ----------------
     (k3.)  Month 3: .........................................................................................          N/A
                                                                                                                 ----------------
     (k4.)  Three month rolling average % for Defaulted Contracts ............................................          N/A
                                                                                                                 ----------------


                                     1 of 4

      (l1.)  Cumulative Net Loss Percentage ................................................................           0.2302%
                                                                                                              ---------------
      (l2.)  Does the Cumulative Net Loss % exceed

      (l3.)  The Loss Trigger Level % from Beginning Period to and including
               12th Collection Period ?   Y or N ...........................................................       NO
                                                                                                              ---------------
      (l4.)  The Loss Trigger Level % from 13th Collection Period to and including
               24th Collection Period ?  Y or N ............................................................       N/A
                                                                                                              ---------------
      (l5.)  The Loss Trigger Level % from 25th Collection Period and thereafter ?
               Y or N ......................................................................................       N/A
                                                                                                              ---------------

      (m5.)  Is there currently a Trigger Event which has not been cured for this
               payment date     Y or N .....................................................................        NO
                                                                                                              ---------------
      (m5.)  Is there currently an Event of Default for this payment date   Y or N .........................        NO
                                                                                                              ---------------



III.  FLOW OF FUNDS:

      (1.)   The amount on deposit in Available Funds ......................................................  $ 17,649,350.64
                                                                                                              ---------------
      (2.)   Amounts deposited, if any, by the Servicer to the Collection Account for contracts repurchased ...................................................................  $  2,730,429.65
                                                                                                              ---------------
      (3.)   Total deposits in the Collection Account to be used as available funds on this Payment Date (1+2) ............................................................  $ 20,379,780.29
                                                                                                              ---------------
      (4.)   Funds to the servicer, any Excluded Amounts-Residual Receipts .................................  $    196,682.81
                                                                                                              ---------------
      (a.)   To the Trustee, trustee fees and expenses subject to an annual limit ..........................        --
                                                                                                              ---------------
      (b.)   To the Servicer, any unrecoverable servicer advances / initial
               unpaid balance amounts ......................................................................  $    687,563.51
                                                                                                              ---------------
      (c.)   To the Servicer, the servicing fee then due and miscellaneous amounts, if any .................  $    380,293.51
                                                                                                              ---------------


             TO SERIES 2000-1 NOTEHOLDERS INCLUDING RETAINED INTEREST HOLDERS: INTEREST

      (d.)   To Class A, the total Class A Note Interest for the related interest accrual period .....................................................................  $  1,882,045.50
                                                                                                              ---------------
                  Interest on Class A-1 Notes ............................................  $    977,337.24
                                                                                            ---------------
                  Interest on Class A-2 Notes ............................................  $    382,513.83
                                                                                            ---------------
                  Interest on Class A-3 Notes ............................................  $    522,194.43
                                                                                            ---------------
      (e.)   Interest on Class B Notes for the related interest accrual period .............................  $    172,450.48
                                                                                                              ---------------
      (f.)   Interest on Class C Notes for the related interest accrual period .............................  $    116,867.89
                                                                                                              ---------------
      (g.)   Interest on Class D Notes for the related interest accrual period .............................  $     60,943.15
                                                                                                              ---------------


             CLASS E INTEREST:

      (h1.)  If Class E Noteholder is not Originator, then Interest on Class E Notes
               for the related interest accrual period or otherwise $0. ....................................               --
                                                                                                              ---------------
                                    .
      (h2.)  If Class E Noteholder is Originator, then amount in (h1) from above to be paid as additional principal pro rata among the Class A, Class B,
                Class C and Class D notes or otherwise $0 ................................  $    194,894.82
                                                                                            ---------------



             TO SERIES 2000-1 NOTEHOLDERS INCLUDING RETAINED INTEREST HOLDERS: PRINCIPAL

      (i1.)  Class A percentage ..........................................................       0.69999903
                                                                                            ---------------
      (i2.)  To Class A, amount from reserve account, if any .............................          --
                                                                                            ---------------
      (i3.)  To Class A, the Class A overdue principal, if any ...........................          --
                                                                                            ---------------
      (i4.)  To Class A, the Class A monthly principal payment amount ....................  $ 11,880,573.96
                                                                                            ---------------
      (i5.)  To Class A, the additional principal, if any, allocable from Class E
               interest amount ...........................................................  $    166,373.78
                                                                                            ---------------
      (i6.)  To Class A, the additional principal, if any, allocable from Class F
               floor amount ..............................................................        --
                                                                                            ---------------
      (i7.)  Total principal payment to Class A  (i2-i6) .................................  $ 12,046,948.44
                                                                                            ---------------
      (i8.)      Principal payment to Class A-1 Noteholders ................................................  $ 12,046,948.44
                                                                                                              ---------------
      (i9.)      Principal payment to Class A-2 Noteholders ................................................        --
                                                                                                              ---------------
      (i10.)     Principal payment to Class A-3 Noteholders ................................................        --
                                                                                                              ---------------

      (j1.)  Class B percentage ..........................................................      0.059999551
                                                                                            ---------------
      (j2.)  To Class B, amount from reserve account, if any .............................          --
                                                                                            ---------------
      (j3.)  To Class B, the Class B overdue principal, if any ...........................          --
                                                                                            ---------------
      (j4.)  To Class B, the Class B monthly principal payment amount ....................  $  1,018,328.71
                                                                                            ---------------
      (j5.)  To Class B, the additional principal, if any, allocable from Class E
               interest amount ...........................................................  $     14,260.52
                                                                                            ---------------
      (j6.)  To Class B, the additional principal, if any, allocable from Class F
               floor amount ..............................................................               --
                                                                                            ---------------
      (j7.)  Total principal payment to Class B Noteholders (j2-j6) ........................................  $  1,032,589.29
                                                                                                              ---------------

      (k1.)  Class C percentage ..........................................................      0.039999701
                                                                                            ---------------
      (j2.)  To Class C, amount from reserve account, if any .............................          --
                                                                                            ---------------
      (k3.)  To Class C, the Class C overdue principal, if any ...........................          --
                                                                                            ---------------
      (k4.)  To Class C, the Class C monthly principal payment amount ....................  $    678,885.81
                                                                                            ---------------
      (k5.)  To Class C, the additional principal, if any, allocable from Class E
               interest amount ...........................................................  $      9,507.02
                                                                                            ---------------
      (k6.)  To Class C, the additional principal, if any, allocable from Class F
               floor amount ..............................................................               --
                                                                                            ---------------

                                     2 of 4

      (k7.)  Total principal payment to Class C Noteholders (k2-k6) ...............................  $   688,392.82
                                                                                                     --------------

      (l1.)  Class D percentage .................................................       0.01999985
                                                                                   ---------------
      (l2.)  To Class D, amount from reserve account, if any ....................         --
                                                                                   ---------------
      (l3.)  To Class D, the Class D overdue principal, if any ..................         --
                                                                                   ---------------
      (l4.)  To Class D, the Class D monthly principal payment amount ...........  $    339,442.90
                                                                                   ---------------
      (l5.)  To Class D, the additional principal, if any, allocable from Class
               E interest amount ................................................  $      4,753.51
                                                                                   ---------------
      (l6.)  To Class D, the additional principal, if any, allocable from Class
               F floor amount ...................................................         --
                                                                                   ---------------
      (l7.)  Total principal payment to Class D Noteholders (l2-l6) ...............................  $   344,196.41
                                                                                                     --------------

      (m1.)  Class E percentage .................................................      0.049998563
                                                                                   ---------------
      (m2.)  To Class E, amount from reserve account, if any ....................         --
                                                                                   ---------------
      (m3.)  To Class E, the Class E overdue principal, if any ..................         --
                                                                                   ---------------
      (m4.)  To Class E, the Class E monthly principal payment amount ...........  $    848,589.21
                                                                                   ---------------
      (m5.)  To Class E, the additional principal, if any, allocable from Class
               F floor amount ...................................................               --
                                                                                   ---------------
      (m6.)  Total principal payment to Class E Noteholders (m2-m5) ...............................  $   848,589.21
                                                                                                     --------------



             TO THE RESERVE ACCOUNT :

      (4.)   The amount, if any, needed to maintain the amount in the reserve account at the
               required reserve amount ............................................................  $    --
                                                                                                     --------------



             CLASS F PAYMENTS:

      (n1.)  Sub-Total of funds disbursed through the Reserve Account ...........  $ 18,457,563.02
                                                                                   ---------------
      (n2.)  Funds available to be paid to Class F ..............................  $  1,922,217.27
                                                                                   ---------------

      (n3.)  Class F percentage .................................................      0.130003314
                                                                                   ---------------
      (n4.)  Class F floor amount ...............................................  $  9,405,070.31
                                                                                   ---------------
      (n5.)  Class F principal balance before payment of principal on this payment date .....................................................  $ 59,327,300.68
                                                                                   ---------------

      (n6.)  If Funds available to be paid to Class F (line 6) is greater than
               $0, then payment as follows:
      (n7.)  If principal balance (n3) is greater than Class F floor (n2) then to Class F in an amount equal to
               the lesser of (a) Class F monthly principal amount until the
               Class F principal balance has been reduced
               to the Class F floor amount  and (b) funds available ............. .................  $ 1,922,217.27
                                                                                                     --------------

      (n8.)  If amount in line (n5) is greater than $0, skip (n7) and go to (o1):
      (n9.)  If Funds available to be paid to Class F (line 6) is $0, then no payments to Class F and enter $0 ...................................................
                                                                                                     --------------

             TO THE TRUSTEE:

      (7.)   To the Trustee, any fees and expenses not previously paid subject to a limit .........................................................................
                                                                                                     --------------

             TO THE ISSUERS:

      (8.)   To the issuers, as owner of the pledged assets, any remaining available funds on deposit in the
               collection account after all payments are made above ...............................  $   --
                                                                                                     --------------

IV.   SERVICER ADVANCES

      (a.)   Aggregate amount of Servicer Advances at the beginning of the
               Collection Period ..................................................................  $ 3,010,438.20
                                                                                                     --------------
      (b.)   Servicer Advances reimbursed during the Collection Period ............................  $    22,816.35
                                                                                                     --------------
      (c.)   Amount of unreimbursed Service Advances to be reimbursed on the
             Settlement Date                  . ...................................................       --
                                                                                                     --------------
      (d.)   Servicer Advances made during the related Collection Period ..........................  $ 1,485,166.66
                                                                                                     --------------
      (e.)   Aggregate amount of Servicer Advances at the end of the Collection
             Period                     . .........................................................  $ 4,472,788.51
                                                                                                     --------------
      (f.)   Amount of delinquent Scheduled Payments for which Servicer Advances
             were not made ........................................................................       --
                                                                                                     --------------


V.    RESERVE ACCOUNT

      (a.)   Amount on deposit at the beginning of the related Collection Period ..................  $ 4,702,535.15
                                                                                                     --------------
      (b.)   Reserve Account initial deposit ......................................................
                                                                                                     --------------
      (c.)   Amount of interest earnings reinvested for the related Monthly
               Period .............................................................................  $    --
                                                                                                     --------------
      (d.)   Amounts used to cover shortfalls, if any,  for the related
               Collection Period ..................................................................  $    --
                                                                                                     --------------
      (e.)   Amounts used as required in a Trigger Event , if any,  for the
               related Collection Period ..........................................................  $    --
                                                                                                     --------------
      (f.)   Amounts transferred in from the Collection Account, if applicable
               (line 4) ...........................................................................  $    --
                                                                                                     --------------
      (g.)   Interest earnings for the related Monthly Period .....................................  $    22,997.23
                                                                                                     --------------
      (h.)   Interest  earnings withdrawn and included as Available Funds for
               the related Monthly Period .........................................................  $    22,997.23
                                                                                                     --------------

                                     3 of 4

                                                                                               --------------
      (i.)   Amount on deposit at the end of the related Collection Period                     $ 4,702,535.15
                                                                                               --------------

      (j.)   Is the Required Reserve Amount equal to the balance in the Reserve Account
             as of the related Collection period? Y or N                                               Y
                                                                                               --------------





VI.   ADVANCE PAYMENTS

      (a.)  Beginning aggregate Advance Payments                                               $ 3,313,729.63
                                                                                               --------------
      (b.)  Add:  Amount of Advance Payments collected during the related Collection Period    $ 1,992,553.68
                                                                                               --------------
      (c.)  Add:  Investment earnings for the related  Collection Period                       $      --
                                                                                               --------------
      (d.)  Less: Amount of Advance Payments withdrawn for deposit into Facility Account       $ 2,622,433.19
                                                                                               --------------
      (e.)  Ending aggregate Advance Payments                                                  $ 2,683,850.12
                                                                                               --------------



      ADVANTA BANK CORP., AS SERVICER

      BY:    /s/ KIRK WEILER
         -----------------------------
      TITLE: VP of Finance
            --------------------------
      DATE:  05/10/00
           ---------------------------


                                     4 of 4

Number of Contracts                                                          39,646
Aggregate Contract Discounted Balance                                470,253,515.35
Average Contract Discounted Balance                                       11,861.31
Minimum Contract Discounted Balance                                           93.06
Maximum Contract Discounted Balance                                      354,934.87
Aggregate Original Equipment Cost                                    528,693,396.88
Average Original Equipment Cost                                           13,335.35
Minimum Original Equipment Cost                                              177.76
Maximum Original Equipment Cost                                          473,622.65
WA Original Term                                                              48.18
Min Original Term                                                                 5
Max Original Term                                                                83
WA Remaining Term                                                             40.97
Minimum Remaining Term                                                            1
Maximum Remaining Term                                                           78
WA Seasoning                                                                   7.21
Largest Obligor                                                               0.10%


CUTOFF DATE: 2/29/00

DISTRIBUTION OF CONTRACTS BY CONTRACT PRINCIPAL BALANCE

                                                                                PERCENTAGE OF
                                                                                    AGGREGATE
                                             PERCENTAGE OF                           CONTRACT                         PERCENTAGE OF
                               NUMBER OF         NUMBER OF           CONTRACT       PRINCIPAL           AGGREGATE         AGGREGATE
CURRENT BALANCE                CONTRACTS         CONTRACTS  PRINCIPAL BALANCE         BALANCE      EQUIPMENT COST    EQUIPMENT COST
---------------                ---------     -------------  -----------------   -------------      --------------    --------------
0.00 < to <= 5,000.00             14,940            37.68          41,673,345            8.86          53,655,041             10.15
5,000.00 < TO <= 10,000.00         9,647            24.33          69,501,478           14.78          81,414,730             15.40
10,000.00 < TO <= 15,000.00        5,896            14.87          71,375,278           15.18          79,716,239             15.08
15,000.00 < TO <= 20,000.00        2,662             6.71          46,062,984            9.80          51,370,749              9.72
20,000.00 < TO <= 25,000.00        1,800             4.54          40,225,072            8.55          44,846,800              8.48
25,000.00 < TO <= 50,000.00        3,644             9.19         127,471,955           27.11         138,713,438             26.24
50,000.00 < TO <= 100,000.00         975             2.46          61,634,268           13.10          64,979,272             12.29
100,000.00 < TO <= 200,000.00         71             0.18           9,459,350            2.01          10,648,905              2.01
200,000.00 < TO <= 300,000.00          8             0.02           1,859,195            0.40           2,075,006              0.39
GREATER THAN 300,000.00                3             0.01             990,591            0.21           1,273,216              0.24
-----------------------           ------           ------         -----------          ------         -----------            ------
TOTAL:                            39,646           100.00         470,253,515          100.00         528,693,397            100.00

DISTRIBUTION OF CONTRACTS BY ORIGINAL CONTRACT TERM

                                                                    PERCENTAGE OF
                                                                        AGGREGATE
                                 PERCENTAGE OF                           CONTRACT                         PERCENTAGE OF
                   NUMBER OF         NUMBER OF           CONTRACT       PRINCIPAL           AGGREGATE         AGGREGATE
ORIGINAL TERM      CONTRACTS         CONTRACTS  PRINCIPAL BALANCE         BALANCE      EQUIPMENT COST    EQUIPMENT COST
-------------      ---------     -------------  -----------------   -------------      --------------    --------------
0 < to <= 12             840             2.12           2,742,728            0.58           4,848,807              0.92
12 < TO <= 24          3,292             8.30          18,449,138            3.92          26,546,816              5.02
24 < TO <= 36         17,593            44.38         159,909,580           34.00         191,972,050             36.31
36 < TO <= 48          4,604            11.61          58,856,781           12.52          65,150,203             12.32
48 < TO <= 60         12,649            31.90         219,793,963           46.74         228,693,263             43.26
60 < TO <= 72            665             1.68          10,168,686            2.16          11,137,755              2.11
72 < TO <= 84              3             0.01            332,639             0.07            344,503               0.07
-------------         ------           ------         -----------          ------         -----------            ------
TOTAL:                39,646           100.00         470,253,515          100.00         528,693,397            100.00

DISTRIBUTION OF CONTRACTS BY ORIGINAL EQUIPMENT COST

                                                                                 PERCENTAGE OF
                                                                                    AGGREGATE
                                             PERCENTAGE OF                           CONTRACT                         PERCENTAGE OF
                               NUMBER OF         NUMBER OF           CONTRACT       PRINCIPAL           AGGREGATE         AGGREGATE
GROSS EQUIPMENT COST           CONTRACTS         CONTRACTS  PRINCIPAL BALANCE         BALANCE      EQUIPMENT COST    EQUIPMENT COST
--------------------           ---------     -------------  -----------------   -------------      --------------    --------------
0.00 < to <= 5,000.00             12,586            31.75          32,417,744            6.89          38,721,925              7.32
5,000.00 < TO <= 10,000.00        10,213            25.76          64,338,631           13.68          74,180,719             14.03
10,000.00 < TO <= 15,000.00        6,418            16.19          70,721,886           15.04          78,771,385             14.90
15,000.00 < TO <= 20,000.00        2,975             7.50          45,735,859            9.73          51,472,524              9.74
20,000.00 < TO <= 25,000.00        1,943             4.90          38,949,030            8.28          43,628,779              8.25
25,000.00 < TO <= 50,000.00        4,148            10.46         131,772,430           28.02         144,948,212             27.42
50,000.00 < TO <= 100,000.00       1,242             3.13          70,781,570           15.05          78,519,889             14.85
100,000.00 < TO <= 200,000.00        105             0.26          11,889,218            2.53          13,851,104              2.62
200,000.00 < TO <= 300,000.00         10             0.03           1,929,242            0.41           2,317,362              0.44
GREATER THAN 300,000.00                6             0.02          1,717,906             0.37          2,281,497               0.43
-----------------------           ------           ------         -----------          ------         -----------            ------
TOTAL:                            39,646           100.00         470,253,515          100.00         528,693,397            100.00

DISTRIBUTION OF CONTRACTS BY PAYMENT FREQUENCY

                                                                     PERCENTAGE OF
                                                                         AGGREGATE
                                  PERCENTAGE OF                           CONTRACT                         PERCENTAGE OF
                    NUMBER OF         NUMBER OF           CONTRACT       PRINCIPAL           AGGREGATE         AGGREGATE
PAYMENT TYPE        CONTRACTS         CONTRACTS  PRINCIPAL BALANCE         BALANCE      EQUIPMENT COST    EQUIPMENT COST
------------        ---------     -------------  -----------------   -------------      --------------    --------------
ANNUAL                     33             0.08             213,643            0.05             309,003              0.06
VARIABLE                  284             0.72           5,922,804            1.26           6,179,377              1.17
MONTHLY                38,666            97.53         461,068,658           98.05         518,477,536             98.07
QUARTERLY                 655             1.65           3,005,018            0.64           3,675,871              0.70
SEMIANNUAL                  8             0.02             43,392             0.01             51,609               0.01
----------             ------           ------         -----------          ------         -----------            ------
TOTAL:                 39,646           100.00         470,253,515          100.00         528,693,397            100.00

DISTRIBUTION OF CONTRACTS BY STATE

                                                              PERCENTAGE OF
                                                                  AGGREGATE
                           PERCENTAGE OF                           CONTRACT                         PERCENTAGE OF
             NUMBER OF         NUMBER OF           CONTRACT       PRINCIPAL           AGGREGATE         AGGREGATE
STATE        CONTRACTS         CONTRACTS  PRINCIPAL BALANCE         BALANCE      EQUIPMENT COST    EQUIPMENT COST
-----        ---------     -------------  -----------------   -------------      --------------    --------------
AK                  60             0.15             998,123            0.21           1,100,222              0.21
AL                 495             1.25           5,184,714            1.10           5,882,699              1.11
AR                 208             0.52           2,508,605            0.53           2,780,444              0.53
AZ                 797             2.01           8,674,368            1.84           9,838,077              1.86
CA               4,876            12.30          72,336,866           15.38          79,535,276             15.04
CO                 727             1.83           8,911,845            1.90           9,907,531              1.87
CT                 674             1.70           7,261,520            1.54           8,249,930              1.56
DC                 219             0.55           2,617,247            0.56           3,169,782              0.60
DE                 222             0.56           2,206,772            0.47           2,495,183              0.47
FL               3,637             9.17          40,045,025            8.52          45,085,614              8.53
GA               1,208             3.05          14,025,224            2.98          15,698,862              2.97
HI                  97             0.24           1,271,733            0.27           1,363,479              0.26
IA                 112             0.28           1,685,625            0.36           1,798,155              0.34
ID                 124             0.31           1,311,860            0.28           1,450,196              0.27
IL               1,157             2.92          15,058,320            3.20          16,625,620              3.14
IN                 430             1.08           4,898,508            1.04           5,320,340              1.01
KS                 186             0.47           2,003,691            0.43           2,112,521              0.40
KY                 370             0.93           3,467,180            0.74           3,891,293              0.74
LA                 172             0.43           1,307,744            0.28           1,460,970              0.28
MA               1,470             3.71          16,865,645            3.59          19,799,848              3.75
MD               1,025             2.59          11,738,831            2.50          13,467,207              2.55
ME                 144             0.36           1,803,335            0.38           1,935,746              0.37
MI                 797             2.01           8,039,008            1.71           8,839,843              1.67
MN                 443             1.12           6,002,841            1.28           6,668,076              1.26
MO                 472             1.19           5,114,027            1.09           5,675,559              1.07
MS                 184             0.46           1,691,546            0.36           1,853,190              0.35
MT                  77             0.19             820,855            0.17             879,724              0.17
NC               1,176             2.97          12,685,440            2.70          13,988,147              2.65
ND                  32             0.08             445,349            0.09             474,862              0.09
NE                  83             0.21           1,143,359            0.24           1,223,740              0.23
NH                 239             0.60           2,746,414            0.58           3,079,576              0.58
NJ               2,801             7.07          33,817,177            7.19          38,995,260              7.38
NM                 267             0.67           2,529,837            0.54           2,776,864              0.53
NV                 227             0.57           3,439,239            0.73           3,704,808              0.70
NY               3,295             8.31          38,898,363            8.27          44,283,325              8.38
OH               1,204             3.04          13,231,096            2.81          14,718,633              2.78
OK                 316             0.80           3,433,342            0.73           3,848,192              0.73
OR                 405             1.02           4,709,915            1.00           5,122,616              0.97
PA               2,357             5.95          23,505,989            5.00          26,965,572              5.10
PR                   6             0.02              84,541            0.02              94,612              0.02
RI                 383             0.97           3,782,875            0.80           4,344,394              0.82
SC                 416             1.05           4,891,177            1.04           5,512,831              1.04
SD                  42             0.11             485,729            0.10             532,302              0.10
SL                   1             0.00               3,286            0.00               5,009              0.00
TN                 378             0.95           5,038,175            1.07           5,688,219              1.08
TX               3,140             7.92          36,471,770            7.76          41,626,506              7.87
UT                 203             0.51           2,910,448            0.62           3,185,850              0.60
VA               1,061             2.68          12,410,218            2.64          14,360,673              2.72
VI                   6             0.02              33,230            0.01              43,843              0.01
VT                 136             0.34           1,538,492            0.33           1,716,178              0.32
WA                 531             1.34           7,237,853            1.54           7,888,470              1.49
WI                 374             0.94           4,764,465            1.01           5,273,140              1.00
WV                 128             0.32           1,556,833            0.33           1,687,850              0.32
WY                  56             0.14            607,846             0.13            666,537               0.13
--              ------           ------         -----------          ------         -----------            ------
TOTAL:          39,646           100.00         470,253,515          100.00         528,693,397            100.00

DISTRIBUTION OF CONTRACTS BY PURCHASE OPTION

                                                                    PERCENTAGE OF
                                                                        AGGREGATE
                                 PERCENTAGE OF                           CONTRACT                         PERCENTAGE OF
                   NUMBER OF         NUMBER OF           CONTRACT       PRINCIPAL           AGGREGATE         AGGREGATE
RESIDUAL TYPE      CONTRACTS         CONTRACTS  PRINCIPAL BALANCE         BALANCE      EQUIPMENT COST    EQUIPMENT COST
-------------      ---------     -------------  -----------------   -------------      --------------    --------------
FAIR MARKET           12,899            32.54         131,167,552           27.89         160,871,262             30.43
NOMINAL BUYOUT        14,106            35.58         179,420,963           38.15         192,554,120             36.42
OTHER                  4,741            11.96          67,053,865           14.26          74,523,653             14.10
STATED RESIDUAL        7,900            19.93         92,611,136            19.69        100,744,363              19.06
---------------       ------            -----         -----------           -----        ------------             -----
TOTAL:                39,646           100.00         470,253,515          100.00         528,693,397            100.00

DISTRIBUTION OF CONTRACTS BY SOURCE OF CONTRACT

                                                                      PERCENTAGE OF
                                                                          AGGREGATE
                                   PERCENTAGE OF                           CONTRACT                         PERCENTAGE OF
                     NUMBER OF         NUMBER OF           CONTRACT       PRINCIPAL           AGGREGATE         AGGREGATE
SOURCE OF CONTRACT   CONTRACTS         CONTRACTS  PRINCIPAL BALANCE         BALANCE      EQUIPMENT COST    EQUIPMENT COST
------------------   ---------     -------------  -----------------   -------------      --------------    --------------
BROKER                  15,205            38.35         254,854,059           54.20         276,010,363             52.21
VENDOR                  24,441            61.65         215,399,456           45.80         252,683,034             47.79
------                  ------            -----         -----------          ------         -----------            ------
TOTAL:                  39,646           100.00         470,253,515          100.00         528,693,397            100.00

DISTRIBUTION OF CONTRACTS BY EQUIPMENT TYPE

                                                                                  PERCENTAGE OF
                                                                                      AGGREGATE
                                            PERCENTAGE OF                              CONTRACT      PERCENTAGE OF
                                 NUMBER OF      NUMBER OF             CONTRACT        PRINCIPAL          AGGREGATE         AGGREGATE
EQUIPMENT DESCRIPTION            CONTRACTS      CONTRACTS    PRINCIPAL BALANCE         BALANCE      EQUIPMENT COST    EQUIPMENT COST
---------------------            ---------  -------------    -----------------    -------------     --------------    --------------
AIR COMPRESSORS                         69             0.17            936,343             0.20          1,057,010             0.20
AMUSEMENT EQUIPMENT                     91             0.23          1,458,544             0.31          1,557,064             0.29
AUTOMATED TELLER MACHINES            1,845             4.65         20,588,828             4.38         21,171,060             4.00
AUTOMOTIVE EQUIPMENT                 1,200             3.03         15,369,575             3.27         16,432,510             3.11
COMMERCIAL FITNESS EQUIP               214             0.54          3,418,591             0.73          3,705,634             0.70
COMMERCL/INDUST CLEANING               503             1.27          4,548,376             0.97          4,879,180             0.92
COMMUNICATION EQUIPMENT              5,398            13.62         45,994,081             9.78         51,446,125             9.73
CONSTRUCTION EQUIPMENT                 365             0.92          7,670,769             1.63          8,127,792             1.54
COPIERS                              8,300            20.94         79,121,989            16.83         97,940,710            18.53
ENVIRONMENTAL                          119             0.30          2,251,878             0.48          2,277,327             0.43
FREEZER/REFRIG/RESTAURANT            1,985             5.01         24,160,915             5.14         25,829,307             4.89
FURNITURE                              582             1.47         11,587,365             2.46         12,215,288             2.31
HEAVY MACHINERY                      2,010             5.07         35,943,662             7.64         39,011,287             7.39
LANDSCAPING EQUIPMENT                  281             0.71          3,468,479             0.74          3,705,184             0.70
LAUNDRY EQUIPMENT                      197             0.50          4,655,074             0.99          4,961,171             0.94
MAILING MACHINES & EQUIP               740             1.87          7,529,062             1.60          8,753,331             1.66
MEASURING EQUIPMENT                     61             0.15            878,536             0.19            902,369             0.17
MEDICAL EQUIPMENT                      676             1.71         13,865,466             2.95         15,658,520             2.96
MICROCOMPUTERS & PRINTERS            7,047            17.77         96,525,652            20.53        109,545,549            20.72
OFFICE EQUIPMENT                       838             2.11          5,307,113             1.13          5,980,147             1.13
PHOTOGRAPHY EQUIPMENT                  440             1.11          4,159,347             0.88          4,979,588             0.94
POINT OF SALE SYSTEMS                  691             1.74         10,126,342             2.15         10,948,187             2.07
PRESSURE WASHERS                       127             0.32            723,097             0.15            792,105             0.15
PRINTING EQUIPMENT                     323             0.81          5,675,906             1.21          6,096,384             1.15
SAFES                                   15             0.04            101,840             0.02            109,444             0.02
SEWING AND EMBROIDERY                  180             0.45          5,054,232             1.07          5,704,457             1.08
SIGNS/DISPLAY                           77             0.19          1,186,337             0.25          1,278,791             0.24
SOFTWARE                               707             1.78         12,022,272             2.56         13,703,824             2.59
STENOGRAPH                             427             1.08          1,973,496             0.42          2,168,415             0.41
SURVEILLANCE SYSTEM                  2,786             7.03         25,250,623             5.38         26,663,617             5.04
VENDING EQUIPMENT                      562             1.42          7,434,352             1.58          8,731,022             1.65
WATER COOLERS                           90             0.23            517,495             0.11            564,036             0.11
OTHER                                  700             1.77         10,747,881             2.29         11,796,966             2.23
-----------------------             ------           ------        -----------           ------        -----------           ------
Total:                              39,646           100.00        470,253,515           100.00        528,693,397           100.00

DISTRIBUTION OF CONTRACTS BY REMAINING MONTHS TO STATED MATURITY

                                                                           PERCENTAGE OF
                                                                               AGGREGATE
                                        PERCENTAGE OF                           CONTRACT                         PERCENTAGE OF
                          NUMBER OF         NUMBER OF           CONTRACT       PRINCIPAL           AGGREGATE         AGGREGATE
REMAINING TERM (MONTHS)   CONTRACTS         CONTRACTS  PRINCIPAL BALANCE         BALANCE      EQUIPMENT COST    EQUIPMENT COST
-----------------------   ---------     -------------  -----------------   -------------      --------------    --------------
0 < to <= 12                  2,006             5.06           6,762,291            1.44          13,591,484              2.57
12 < TO <= 24                 7,385            18.63          50,847,101           10.81          71,616,874             13.55
24 < TO <= 36                14,139            35.66         141,938,872           30.18         161,429,529             30.53
36 < TO <= 48                 5,993            15.12          91,985,719           19.56         101,079,361             19.12
48 < TO <= 60                 9,981            25.18         175,541,069           37.33         177,791,472             33.63
60 < TO <= 72                   139             0.35           2,845,825            0.61           2,840,173              0.54
72 < TO <= 84                    3              0.01            332,639             0.07            344,503               0.07
-------------                ------           ------         -----------          ------         -----------            ------
TOTAL:                       39,646           100.00         470,253,515          100.00         528,693,397            100.00